As filed with the Securities and Exchange Commission on January 6, 2025
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-23635

NEUBERGER BERMAN NEXT GENERATION CONNECTIVITY FUND INC.
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Next Generation Connectivity Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Registrant's telephone number, including area code: (212) 476-8800

Date of fiscal year end: October 31
Date of reporting period: October 31, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
(a) Following is a copy of the annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Next Generation
Connectivity Fund Inc.

Annual Report
October 31, 2024

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2024 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter
Dear Stockholder,
I am pleased to present this annual report for Neuberger Berman Next Generation Connectivity Fund Inc. (the Fund) for the 12 months ended October 31, 2024 (the reporting period). The report includes a portfolio commentary, a listing of the Fund’s consolidated investments and its audited consolidated financial statements for the reporting period.
We believe next generation connectivity and technology present a rapidly evolving investment opportunity and the Fund is positioned to provide stockholders access to this promising strategy, managed by an experienced investment team located in the U.S. and Asia.
The Fund seeks to provide capital appreciation and income. In pursuit of its investment objectives, the Fund will invest, under normal market conditions, at least 80% of its total assets in equity securities issued by U.S. and non-U.S. companies, in any market capitalization range, that are relevant to the theme of investing in "NextGen Companies." The Fund considers "NextGen Companies" to be companies that, in the Portfolio Managers’ view, demonstrate significant growth potential from the development, advancement, use or sale of products, processes or services related to the fifth generation mobile network and future generations of mobile network connectivity and technology.
Thank you for your confidence in the Fund. We will continue to do our best to retain your trust in the years to come.
Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman Next Generation Connectivity Fund Inc.

Neuberger Berman Next Generation Connectivity Fund Inc. Portfolio Commentary (Unaudited)

Neuberger Berman Next Generation Connectivity Fund Inc. (the Fund) generated a 34.32% total return on a net asset value (NAV) basis for the 12 months ended October 31, 2024 (the reporting period). The MSCI All Country World Index (Net) (the Index), the Fund's benchmark, generated a 32.79% total return during the same period. (Fund performance on a market price basis is provided in the table immediately following this commentary.)
Global equity markets, as measured by the Index, rallied in the first half of 2024, driven by easing inflation pressures, anticipated U.S. Federal Reserve Board (Fed) rate cuts, and solid tech earnings, despite concerns over premium valuations and narrow market leadership. The third quarter experienced market volatility but concluded positively, supported by a 50 basis point rate cut from the Fed in September 2024 and an unexpected policy shift from China. Challenges such as geopolitical tensions, the duration of artificial intelligence (AI) investments, and global monetary policy continue to create a nuanced environment for investors.
NVIDIA Corp., Taiwan Semiconductor Manufacturing Co. Ltd. ADR, and Monolithic Power Systems were key contributors to performance, benefiting from strong AI demand and innovative solutions (note, Monolithic was sold during the reporting period). Conversely, DraftKings, Grammarly, Inc.*, and Videoamp* Series F1 Pfd. detracted from performance amid market volatility.
The management team upheld a disciplined strategy, increasing exposure to growth sectors while remaining cautious in more volatile areas. This involved adjusting positions within the tech industry and focusing on high-quality, stable investments to adapt to shifting macroeconomic and geopolitical landscapes. Private investments continued to play an important role, comprising approximately 13% of the Fund’s net assets at the end of the reporting period. The Fund's private markets program contributed to long-term returns, with sales made to optimize portfolio positioning.
As part of its investment strategy, the Fund continues to employ its option writing strategy, which is intended to generate current gains from options premiums and to enhance the Fund’s risk-adjusted return potential.
Looking ahead, the Fund is committed to its strategy of investing in enablers and beneficiaries of next-generation connectivity, focusing on applications and services, network infrastructure, and connected devices. As we enter 2025, the focus will remain on maintaining a balanced portfolio and identifying companies with appealing risk/reward profiles. The Fund's commitment to valuation discipline and adaptability will be crucial in navigating global market complexities.
Sincerely,
Hari Ramanan, Timothy Creedon and Yan Taw (YT) Boon
Portfolio Co-Managers
* Grammarly and Videoamp are private companies. Investments in private companies involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in private companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

Next Generation Connectivity Fund Inc. (Unaudited)

TICKER SYMBOL
Next Generation Connectivity Fund Inc.	NBXG

SECTOR ALLOCATION
(as a % of Net Assets Applicable to Common Stockholders*)
Communication Services	20.0%
Consumer Discretionary	9.9%
Convertible Bonds	0.5%
Financials	2.4%
Health Care	2.7%
Information Technology	57.3%
Short-Term Investments	7.6%
Liabilities Less Other Assets	(0.4)%
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date*	Average Annual Total Return Ended 10/31/2024
		1 Year	Life of Fund
At NAV[1]
Next Generation Connectivity Fund Inc.	05/25/2021	34.32%	0.34%
At Market Price[2]
Next Generation Connectivity Fund Inc.	05/25/2021	45.25%	-3.79%
Index
MSCI All Country World Index (Net)[3]		32.79%	6.59%
* Date of initial public offering. The Fund commenced operations on May 26, 2021.
Listed closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/cef-performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.
The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

Next Generation Connectivity Fund Inc. (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

14,000
12,000
10,000
8,000
6,000
4,000
5/25/21
10/31/21
4/30/22
10/31/22
4/30/23
10/31/23
4/30/24
10/31/24
Value as of 10/31/24
Next Generation Connectivity Fund Inc. shares of common stock at NAV
$10,116
Next Generation Connectivity Fund Inc. shares of common stock at Market Price
$8,755
MSCI All Country World Index (Net)
$12,452

This graph shows the change in value of a hypothetical $10,000 investment in the Fund since the Fund’s inception. The graph is based on the Fund’s shares of common stock both at net asset value (NAV) and at market price. The Fund’s common stock may trade at market prices above or below NAV per share (see Performance Highlights chart). The result is compared with a broad-based market index. The market index has not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any, at prices obtained under the Fund’s Distribution Reinvestment Plan. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of Fund shares. Results represent past performance and do not indicate future results.
Impact of the Fund’s Distribution Policy
The Fund has a practice of seeking to maintain a relatively stable level of distributions to common stockholders. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s NAV. Management believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and  its premium/discount to the Fund’s NAV per share. During the 12-month period ended October 31, 2024, the Fund made distributions to common stockholders totaling $1.20 per share, of which $1.20 will be treated as a return of capital for tax purposes.

Endnotes (Unaudited)

1	Returns based on the NAV of the Fund.
2	Returns based on the market price of shares of the Fund’s common stock on the NYSE.
3
The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland,
France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal,
Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary,
India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South
Africa, Taiwan, Thailand, Turkey and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019.
Effective after the close on March 9, 2022, MSCI reclassified MSCI Russia Indexes from Emerging Markets to Standalone Markets status. At that time, all Russian securities were removed from this index at a final price of 0.00001, including both locally traded Russian equity constituents and Russian ADRs/GDRs constituents. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBIA and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the index and generally does not invest in all securities included in the index.

For more complete information on Neuberger Berman Next Generation Connectivity Fund Inc., call Neuberger Berman Investment Advisers LLC at (877) 461-1899, or visit our website at www.nb.com.

Legend October 31, 2024 (Unaudited)
Neuberger Berman Next Generation Connectivity Fund Inc.
Other Abbreviations:
ADR	= American Depositary Receipt
Management or NBIA	= Neuberger Berman Investment Advisers LLC

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^  October 31, 2024

Number of Shares		Value
Common Stocks 83.7%
Automobiles 0.3%
158,334	Hyundai Motor India Ltd.	$3,431,570 *
Banks 0.5%
409,520	NU Holdings Ltd. Class A	6,179,657 *
Broadline Retail 5.9%
294,840	Amazon.com, Inc.	54,958,176 *(a)
471,054	Coupang, Inc.	12,148,483 *
		67,106,659
Diversified Telecommunication Services 2.7%
1,365,899	AT&T, Inc.	30,787,364
Electronic Equipment, Instruments & Components 1.2%
114,709	Amphenol Corp. Class A	7,687,797
769,100	Rigaku Holdings Corp.	6,372,890 *
		14,060,687
Entertainment 5.9%
129,309	Live Nation Entertainment, Inc.	15,147,256 *
24,062	Netflix, Inc.	18,191,594 *
145,100	Nintendo Co. Ltd.	7,664,611
141,933	Sea Ltd. ADR	13,348,799 *
33,314	Spotify Technology SA	12,829,221 *
		67,181,481
Health Care Equipment & Supplies 2.7%
172,186	Dexcom, Inc.	12,135,669 *
36,941	Intuitive Surgical, Inc.	18,612,354 *
		30,748,023
Hotels, Restaurants & Leisure 2.2%
710,138	DraftKings, Inc. Class A	25,082,074 *(a)
Insurance 1.5%
46,101	Aon PLC Class A	16,913,074
Interactive Media & Services 7.5%
108,455	Meta Platforms, Inc. Class A	61,556,889
367,127	Pinterest, Inc. Class A	11,670,967 *
238,338	Tencent Holdings Ltd. ADR	12,443,627
		85,671,483
IT Services 3.4%
92,250	GoDaddy, Inc. Class A	15,387,300 *
113,436	International Business Machines Corp.	23,449,490
		38,836,790
Semiconductors & Semiconductor Equipment 27.6%
119,093	Advanced Micro Devices, Inc.	17,157,728 *(a)
72,935	Analog Devices, Inc.	16,272,528
84,133	Applied Materials, Inc.	15,276,870
34,431	ASML Holding NV	23,156,569
49,400	Astera Labs, Inc.	3,465,904 *
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^  (cont’d)
Number of Shares		Value
Semiconductors & Semiconductor Equipment – cont'd
139,023	Broadcom, Inc.	$23,601,935
175,500	Lam Research Corp.	13,048,425
80,492	Micron Technology, Inc.	8,021,028
279,241	NVIDIA Corp.	37,072,035
252,660	QUALCOMM, Inc.	41,125,468
134,370	Semtech Corp.	5,937,810 *
104,682	SK Hynix, Inc.	13,704,321
309,944	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	59,056,730
186,755	Texas Instruments, Inc.	37,941,146
		314,838,497
Software 17.0%
21,245	ANSYS, Inc.	6,807,110 *
1,727,273	Arctic Wolf Networks, Inc.	20,470,258 *#(b)(c)
22,876	Cadence Design Systems, Inc.	6,316,521 *
41,371	Crowdstrike Holdings, Inc. Class A	12,281,809 *
132,671	Datadog, Inc. Class A	16,642,250 *
1,456,020	Grammarly, Inc. Class A	22,582,870 *#(b)(c)
20,702	HubSpot, Inc.	11,485,263 *
63,507	Microsoft Corp.	25,806,069
175,107	Nutanix, Inc. Class A	10,874,145 *
33,780	Palo Alto Networks, Inc.	12,171,947 *
62,543	Salesforce, Inc.	18,223,154
574,689	SentinelOne, Inc. Class A	14,821,229 *
16,848	ServiceNow, Inc.	15,719,016 *
		194,201,641
Technology Hardware, Storage & Peripherals 4.2%
219,660	Dell Technologies, Inc. Class C	27,156,566
311,246	Western Digital Corp.	20,327,476 *
		47,484,042
Wireless Telecommunication Services 1.1%
56,849	T-Mobile U.S., Inc.	12,686,423

Total Common Stocks (Cost $853,921,477)		955,209,465
Preferred Stocks 8.6%
Entertainment 2.8%
219,568	A24 Films LLC(d)	32,159,730 *#(b)(c)
IT Services 0.1%
1,009,513	Cybereason, Inc., Series F	1,034,448 *#(b)(c)
Software 3.9%
27,042	Celonis SE, Series D	9,412,509 *#(b)(c)
451,510	Grammarly, Inc., Series 3	12,551,978 *#(b)(c)
1,393,993	Videoamp, Inc., Series F1	21,999,997 *#(b)(c)
		43,964,484
Specialty Retail 1.8%
14,659	Fabletics LLC, Series G	16,860,782 *#(b)(c)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^  (cont’d)
Number of Shares		Value
Specialty Retail – cont'd
103,937	Savage X, Inc., Series C	$3,938,173 *#(b)(c)
		20,798,955

Total Preferred Stocks (Cost $93,493,415)		97,957,617
Principal Amount
Convertible Bonds 0.5%
Software 0.5%
$5,000	Arctic Wolf Networks, Inc., 0.00% Cash/3.00% PIK, due 9/29/2027 (Cost $5,000,000)	5,760,000 #(b)(c)(e)
Number of Shares
Short-Term Investments 7.6%
Investment Companies 7.6%
86,754,679	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.82%(f) (Cost $86,754,679)	86,754,679
Total Investments 100.4% (Cost $1,039,169,571)		1,145,681,761
Liabilities Less Other Assets (0.4)%		(4,557,516)(g)
Net Assets Applicable to Common Stockholders 100.0%		$1,141,124,245

*	Non-income producing security.
(a)	All or a portion of this security is pledged as collateral for options written.
(b)	Value determined using significant unobservable inputs.
(c)
Security fair valued as of October 31, 2024 in accordance with procedures approved by the valuation designee. Total value of all such securities at October 31, 2024 amounted to $146,770,745, which represents 12.9% of net assets applicable to common stockholders of the Fund.

(d)	Security represented in Units.
(e)	Payment-in-kind (PIK) security.
(f)	Represents 7-day effective yield as of October 31, 2024.
(g)	Includes the impact of the Fund’s open positions in derivatives at October 31, 2024.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^  (cont’d)
#
This security is subject to restrictions on resale. Total value of all such securities at October 31, 2024 amounted to $146,770,745, which represents 12.9% of net assets applicable to common stockholders of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.

Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 10/31/2024	Fair Value Percentage of Net Assets Applicable to Common Stockholders as of 10/31/2024
A24 Films LLC (Preferred Units)	2/25/2022	$25,000,012	$32,159,730	2.8%
Arctic Wolf Networks, Inc.	12/31/2021	19,000,003	20,470,258	1.8%
Arctic Wolf Networks, Inc. (Convertible Bonds)	9/30/2022	5,000,000	5,760,000	0.5%
Celonis SE (Series D Preferred Shares)	10/5/2022	9,999,477	9,412,509	0.8%
Cybereason, Inc. (Series F Preferred Shares)	7/13/2021	5,000,000	1,034,448	0.1%
Fabletics LLC (Series G Preferred Shares)	1/10/2022	14,659,000	16,860,782	1.5%
Grammarly, Inc. (Series 3 Preferred Shares)	12/23/2021	11,834,935	12,551,978	1.1%
Grammarly, Inc. Class A	12/23/2021	38,165,051	22,582,870	2.0%
Savage X, Inc. (Series C Preferred Shares)	11/30/2021	4,999,993	3,938,173	0.4%
Videoamp, Inc. (Series F1 Preferred Shares)	1/4/2022	21,999,998	21,999,997	1.9%
Total		$155,658,469	$146,770,745	12.9%

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets Applicable to Common Stockholders
United States	$901,419,825	79.0%
Taiwan	59,056,730	5.2%
Korea	25,852,804	2.3%
Netherlands	23,156,569	2.0%
Japan	14,037,501	1.2%
Singapore	13,348,799	1.2%
China	12,443,627	1.1%
Brazil	6,179,657	0.5%
India	3,431,570	0.3%
Short-Term Investments and Other Liabilities—Net	82,197,163	7.2%
	$1,141,124,245	100.0%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^  (cont’d)
Derivative Instruments
Written option contracts ("options written")
At October 31, 2024, the Fund had outstanding options written as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Banks
NU Holdings Ltd.	2,119	$(3,197,571)	$15	11/8/2024	$(105,949)
NU Holdings Ltd.	1,886	(2,845,974)	18	11/29/2024	(16,031)
					(121,980)
Broadline Retail
Amazon.com, Inc.	313	(5,834,320)	210	11/15/2024	(44,446)
Amazon.com, Inc.	155	(2,889,200)	215	11/15/2024	(13,795)
Coupang, Inc.	1,137	(2,932,323)	30	11/15/2024	(18,192)
					(76,433)
Electronic Equipment, Instruments & Components
Amphenol Corp.	435	(2,915,370)	75	11/15/2024	(3,045)
Entertainment
Live Nation Entertainment, Inc.	250	(2,928,500)	130	11/15/2024	(30,625)
Netflix, Inc.	42	(3,175,326)	795	11/15/2024	(16,275)
Sea Ltd.	291	(2,736,855)	115	11/15/2024	(34,483)
Sea Ltd.	305	(2,868,525)	111	11/29/2024	(60,695)
Spotify Technology S.A.	76	(2,926,760)	440	11/15/2024	(41,990)
					(184,068)
Health Care Equipment & Supplies
Dexcom, Inc.	391	(2,755,768)	85	11/15/2024	(24,437)
Dexcom, Inc.	396	(2,791,008)	90	11/15/2024	(792)
					(25,229)
Hotels, Restaurants & Leisure
DraftKings, Inc.	802	(2,832,664)	44	11/15/2024	(20,050)
DraftKings, Inc.	767	(2,709,044)	45	11/15/2024	(14,190)
					(34,240)
Interactive Media & Services
Meta Platforms, Inc.	101	(5,732,558)	665	11/15/2024	(5,101)
Pinterest, Inc.	454	(1,443,266)	39	11/15/2024	(22,246)
Pinterest, Inc.	454	(1,443,266)	41	11/15/2024	(13,393)
					(40,740)
IT Services
GoDaddy, Inc.	91	(1,517,880)	175	11/15/2024	(4,323)
GoDaddy, Inc.	91	(1,517,880)	177.5	11/15/2024	(4,323)
International Business Machines Corp.	253	(5,230,016)	255	11/15/2024	(759)
					(9,405)
Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	191	(2,751,737)	177.5	11/15/2024	(3,629)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^  (cont’d)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Semiconductors & Semiconductor Equipment (cont’d)
Advanced Micro Devices, Inc.	89	$(1,282,223)	$190	11/15/2024	$(846)
Advanced Micro Devices, Inc.	89	(1,282,223)	200	11/15/2024	(490)
Analog Devices, Inc.	128	(2,855,808)	247.5	11/15/2024	(6,720)
Applied Materials, Inc.	156	(2,832,648)	215	11/15/2024	(9,672)
Applied Materials, Inc.	158	(2,868,964)	215	11/29/2024	(23,463)
ASML Holding NV	42	(2,824,710)	760	11/1/2024	(210)
ASML Holding NV	84	(5,649,420)	790	11/15/2024	(9,870)
ASML Holding NV	41	(2,757,455)	810	11/15/2024	(3,895)
Astera Labs, Inc.	494	(3,465,904)	80	11/15/2024	(121,029)
Broadcom, Inc.	167	(2,835,159)	202.5	11/15/2024	(4,676)
Lam Research Corp.	401	(2,981,435)	85	11/15/2024	(12,431)
Lam Research Corp.	402	(2,988,870)	86	11/15/2024	(7,839)
Micron Technology, Inc.	270	(2,690,550)	125	11/15/2024	(2,295)
NVIDIA Corp.	103	(1,367,428)	152.5	11/8/2024	(2,266)
NVIDIA Corp.	103	(1,367,428)	155	11/15/2024	(4,996)
QUALCOMM, Inc.	168	(2,734,536)	190	11/1/2024	(168)
QUALCOMM, Inc.	509	(8,284,993)	200	11/15/2024	(25,959)
QUALCOMM, Inc.	175	(2,848,475)	190	11/29/2024	(34,037)
Semtech Corp.	325	(1,436,175)	50	11/15/2024	(23,562)
Semtech Corp.	325	(1,436,175)	55	11/15/2024	(6,500)
Taiwan Semiconductor Manufacturing Co. Ltd.	288	(5,487,552)	230	11/15/2024	(5,472)
Taiwan Semiconductor Manufacturing Co. Ltd.	139	(2,648,506)	240	11/15/2024	(1,043)
Texas Instruments, Inc.	300	(6,094,800)	215	11/15/2024	(45,300)
Texas Instruments, Inc.	140	(2,844,240)	225	11/15/2024	(4,270)
					(360,638)
Software
Cadence Design Systems, Inc.	115	(3,175,380)	290	11/15/2024	(37,949)
Cadence Design Systems, Inc.	113	(3,120,156)	300	11/15/2024	(11,865)
Crowdstrike Holdings, Inc.	98	(2,909,326)	335	11/15/2024	(14,553)
Crowdstrike Holdings, Inc.	97	(2,879,639)	350	11/15/2024	(5,481)
Datadog, Inc.	225	(2,822,400)	150	11/8/2024	(14,288)
Datadog, Inc.	230	(2,885,120)	150	11/15/2024	(19,090)
Datadog, Inc.	232	(2,910,208)	155	11/15/2024	(11,252)
HubSpot, Inc.	53	(2,940,387)	620	11/15/2024	(25,970)
HubSpot, Inc.	51	(2,829,429)	640	11/15/2024	(14,025)
Microsoft Corp.	70	(2,844,450)	455	11/8/2024	(700)
Nutanix, Inc.	234	(1,453,140)	70	11/15/2024	(3,510)
Palo Alto Networks, Inc.	40	(1,441,320)	400	11/1/2024	(100)
Palo Alto Networks, Inc.	40	(1,441,320)	400	11/8/2024	(2,840)
Palo Alto Networks, Inc.	77	(2,774,541)	420	11/15/2024	(6,699)
Salesforce, Inc.	101	(2,942,837)	312.5	11/15/2024	(14,191)
SentinelOne, Inc.	1,185	(3,056,115)	27	11/8/2024	(41,475)
ServiceNow, Inc.	32	(2,985,568)	1,040	11/15/2024	(3,680)
ServiceNow, Inc.	32	(2,985,568)	1,050	11/15/2024	(2,240)
					(229,908)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^  (cont’d)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Technology Hardware, Storage & Peripherals
Dell Technologies, Inc.	245	$(3,028,935)	$140	11/15/2024	$(22,172)
Dell Technologies, Inc.	224	(2,769,312)	150	11/15/2024	(8,400)
Western Digital Corp.	423	(2,762,613)	77.5	11/15/2024	(3,173)
Western Digital Corp.	412	(2,690,772)	80	11/15/2024	(5,150)
					(38,895)

Total calls					$(1,124,581)
Puts
Banks
NU Holdings Ltd.	2,119	(3,197,571)	12	11/8/2024	(6,357)(a)(b)
NU Holdings Ltd.	1,886	(2,845,974)	12.5	11/29/2024	(26,404)
					(32,761)
Broadline Retail
Amazon.com, Inc.	311	(5,797,040)	165	11/15/2024	(47,116)
Coupang, Inc.	1,137	(2,932,323)	22	11/15/2024	(21,035)
PDD Holdings, Inc.	228	(2,749,452)	110	11/15/2024	(33,630)
					(101,781)
Electronic Equipment, Instruments & Components
Amphenol Corp.	435	(2,915,370)	60	11/15/2024	(6,525)
Entertainment
Live Nation Entertainment, Inc.	375	(4,392,750)	100	11/15/2024	(25,312)
Live Nation Entertainment, Inc.	125	(1,464,250)	105	11/15/2024	(20,625)
Netflix, Inc.	42	(3,175,326)	605	11/15/2024	(1,344)
Netflix, Inc.	38	(2,872,914)	705	11/15/2024	(12,559)
Sea Ltd.	582	(5,473,710)	80	11/15/2024	(94,575)
Spotify Technology S.A.	151	(5,815,010)	325	11/15/2024	(60,249)
Spotify Technology S.A.	74	(2,849,740)	310	11/29/2024	(22,533)
					(237,197)
Health Care Equipment & Supplies
Dexcom, Inc.	396	(2,791,008)	58	11/15/2024	(12,870)
Intuitive Surgical, Inc.	61	(3,073,424)	415	11/15/2024	(3,813)
					(16,683)
Hotels, Restaurants & Leisure
DraftKings, Inc.	791	(2,793,812)	29	11/15/2024	(28,871)
Interactive Media & Services
Meta Platforms, Inc.	50	(2,837,900)	490	11/15/2024	(5,700)
Pinterest, Inc.	457	(1,452,803)	25	11/15/2024	(14,853)
Pinterest, Inc.	908	(2,886,532)	26	11/15/2024	(42,222)
Pinterest, Inc.	457	(1,452,803)	27	11/15/2024	(29,933)
					(92,708)
IT Services
GoDaddy, Inc.	176	(2,935,680)	150	11/15/2024	(4,224)
International Business Machines Corp.	126	(2,604,672)	207.5	11/15/2024	(64,261)
					(68,485)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^  (cont’d)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	191	$(2,751,737)	$125	11/15/2024	$(12,129)
Advanced Micro Devices, Inc.	196	(2,823,772)	130	11/15/2024	(22,932)
Advanced Micro Devices, Inc.	185	(2,665,295)	135	11/15/2024	(39,682)
Analog Devices, Inc.	257	(5,733,927)	200	11/15/2024	(22,487)
Applied Materials, Inc.	149	(2,705,542)	165	11/15/2024	(38,144)
ASML Holding NV	42	(2,824,710)	590	11/15/2024	(21,315)
Broadcom, Inc.	167	(2,835,159)	150	11/15/2024	(19,122)
Broadcom, Inc.	170	(2,886,090)	145	11/29/2024	(21,165)
Lam Research Corp.	367	(2,728,645)	67	11/15/2024	(21,469)
Micron Technology, Inc.	541	(5,391,065)	95	11/15/2024	(114,963)
Monolithic Power Systems, Inc.	38	(2,885,340)	650	11/15/2024	(10,165)
NVIDIA Corp.	223	(2,960,548)	111	11/15/2024	(13,826)
NVIDIA Corp.	215	(2,854,340)	106	11/29/2024	(19,458)
QUALCOMM, Inc.	334	(5,436,518)	145	11/15/2024	(69,472)
Taiwan Semiconductor Manufacturing Co. Ltd.	144	(2,743,776)	180	11/15/2024	(42,048)
Taiwan Semiconductor Manufacturing Co. Ltd.	139	(2,648,506)	185	11/15/2024	(62,897)
Texas Instruments, Inc.	150	(3,047,400)	175	11/15/2024	(4,125)
					(555,399)
Software
AppLovin Corp.	200	(3,387,800)	115	11/15/2024	(10,000)
Cadence Design Systems, Inc.	113	(3,120,156)	220	11/15/2024	(1,130)
Crowdstrike Holdings, Inc.	96	(2,849,952)	245	11/29/2024	(19,632)
Datadog, Inc.	232	(2,910,208)	100	11/15/2024	(11,948)
Datadog, Inc.	230	(2,885,120)	105	11/15/2024	(20,815)
HubSpot, Inc.	53	(2,940,387)	490	11/15/2024	(21,465)
Microsoft Corp.	67	(2,722,545)	390	11/29/2024	(36,682)
Palo Alto Networks, Inc.	79	(2,846,607)	295	11/29/2024	(25,359)
Salesforce, Inc.	101	(2,942,837)	267.5	11/15/2024	(12,524)
SentinelOne, Inc.	1,185	(3,056,115)	21	11/8/2024	—(a)(b)
ServiceNow, Inc.	32	(2,985,568)	770	11/15/2024	(2,880)
ServiceNow, Inc.	32	(2,985,568)	780	11/15/2024	(2,160)
					(164,595)
Technology Hardware, Storage & Peripherals
Dell Technologies, Inc.	469	(5,798,247)	110	11/15/2024	(42,913)
Dell Technologies, Inc.	230	(2,843,490)	100	11/29/2024	(29,210)
Super Micro Computer, Inc.	439	(1,277,929)	20	11/15/2024	(51,582)
Super Micro Computer, Inc.	439	(1,277,929)	25	11/15/2024	(106,458)
Western Digital Corp.	423	(2,762,613)	57.5	11/15/2024	(11,210)
					(241,373)
Total puts					$(1,546,378)
Total options written (premium received $3,119,365)					$(2,670,959)

(a)	Value determined using significant unobservable inputs.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^  (cont’d)
(b)	Security fair valued as of October 31, 2024 in accordance with procedures approved by the valuation designee.
For the year ended October 31, 2024, the average market value for the months where the Fund had options written outstanding was $(7,349,786). At October 31, 2024, the Fund had securities pledged in the amount of $72,094,200 to cover collateral requirements for options written.
The following is a summary, categorized by Level (see Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
Entertainment	$59,516,870	$7,664,611	$—	$67,181,481
Semiconductors & Semiconductor Equipment	301,134,176	13,704,321	—	314,838,497
Software	151,148,513	—	43,053,128	194,201,641
Other Common Stocks#	378,987,846	—	—	378,987,846
Total Common Stocks	890,787,405	21,368,932	43,053,128	955,209,465
Preferred Stocks#	—	—	97,957,617	97,957,617
Convertible Bonds#	—	—	5,760,000	5,760,000
Short-Term Investments	—	86,754,679	—	86,754,679
Total Investments	$890,787,405	$108,123,611	$146,770,745	$1,145,681,761

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^  (cont’d)
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2023	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2024	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2024
Investments in Securities:
Common Stocks(1)	$44,595	$—	$—	$(1,542)	$—	$—	$—	$—	$43,053	$(1,542)
Preferred Stocks(1)	109,827	—	2,151	2,472	—	(16,492)	—	—	97,958	2,472
Convertible Bonds(1)	5,167	—	—	593	—	—	—	—	5,760	593
Total	$159,589	$—	$2,151	$1,523	$—	$(16,492)	$—	$—	$146,771	$1,523
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 10/31/2024	Valuation approach	Significant unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$43,053,128	Market Approach	Enterprise value/Revenue multiple(c) (EV/Revenue)	10.4x - 12.5x	11.4x	Increase
		Market Approach	Discount Rate	3.9% - 4.0%	4.0%	Decrease
		Market Approach	Term (Years)	1.8 - 2.2	2.0	Decrease
		Market Approach	Expected Volatility	65.0% - 80.0%	74.1%	Decrease
Preferred Stocks	65,797,887	Market Approach	Enterprise value/Revenue multiple(c) (EV/Revenue)	1.3x - 14.3x	8.8x	Increase
		Market Approach	Discount Rate	0.3% - 4.2%	3.6%	Decrease
		Market Approach	Term (Years)	1.2 - 3.2	2.4	Decrease
		Market Approach	Expected Volatility	60.0% - 70.0%	62.6%	Decrease
		Market Approach	Transaction Price	$1,150.00	$1,150.00	Increase
Convertible Bonds	5,760,000	Income Approach	Credit Yield Spread	4.9%	4.9%	Decrease
Preferred Units	32,159,730	Market Approach	Transaction Price	$146.47	$146.47	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
The following is a summary, categorized by Level (see Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund’s derivatives as of October 31, 2024:
Other Financial Instruments	Level 1	Level 2	Level 3(a)	Total
Options Written
Liabilities	$(2,664,602)	$—	$(6,357)	$(2,670,959)
Total	$(2,664,602)	$—	$(6,357)	$(2,670,959)

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^  (cont’d)
(a)	The following is a reconciliation between the beginning and ending balances of derivative investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2023	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases/ Closing of options	Sales/ Writing of options	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2024	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2024
Other Financial Instruments
Written Option Contracts(1)	$(35)	$—	$1,444	$(1,371)	$—	$(44)	$—	$—	$(6)	$38
Total	$(35)	$—	$1,444	$(1,371)	$—	$(44)	$—	$—	$(6)	$38
(1) At October 31, 2024, these investments were valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund's net assets applicable to common stockholders and, therefore, disclosure of significant unobservable inputs used in formulating valuations is not presented.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities
Neuberger Berman
NEXT GENERATION CONNECTIVITY FUND INC.
October 31, 2024
Assets
Investments in securities, at value* (Note A)—see Consolidated Schedule of Investments:
Unaffiliated issuers(a)	$1,145,681,761
Cash	110,961
Foreign currency(b)	650,714
Dividends and interest receivable	994,837
Receivable for securities sold	326,696
Prepaid expenses and other assets	27,492
Total Assets	1,147,792,461
Liabilities
Distributions payable—common stock	790,258
Payable to investment manager (Note B)	977,292
Option contracts written, at value(c) (Note A)	2,670,959
Payable for securities purchased	1,696,920
Payable to administrator (Note B)	245,224
Payable to directors	4,183
Other accrued expenses and payables	283,380
Total Liabilities	6,668,216
Net Assets applicable to Common Stockholders	$1,141,124,245
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$1,238,186,795
Total distributable earnings/(losses)	(97,062,550)
Net Assets applicable to Common Stockholders	$1,141,124,245
Shares of Common Stock Outstanding ($0.0001 par value; 1,000,000,000 shares authorized)	78,761,496
Net Asset Value Per Share of Common Stock Outstanding	$14.49
*Cost of Investments:
(a) Unaffiliated issuers	$1,039,169,571
(b) Total cost of foreign currency	$660,251
(c) Premium received from option contracts written	$3,119,365

See Notes to Consolidated Financial Statements

Consolidated Statement of Operations
Neuberger Berman
NEXT GENERATION CONNECTIVITY FUND INC.
For the Fiscal Year Ended October 31, 2024
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$6,869,511
Interest and other income—unaffiliated issuers	5,054,056
Foreign taxes withheld	(652,201)
Total income	$11,271,366
Expenses:
Investment management fees (Note B)	10,943,564
Administration fees (Note B)	2,738,431
Audit fees	61,670
Custodian and accounting fees	167,245
Insurance	25,296
Legal fees	419,813
Stockholder reports	442,019
Stock exchange listing fees	80,769
Stock transfer agent fees	20,453
Directors' fees and expenses	70,141
Miscellaneous and other fees	54,864
Total expenses	15,024,265
Net investment income/(loss)	$(3,752,899)
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	41,243,537
Settlement of foreign currency transactions	(110,887)
Expiration or closing of option contracts written	29,811,098
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	236,484,612
Foreign currency translations	52,858
Option contracts written	(6,952,838)
Net gain/(loss) on investments	300,528,380
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	$296,775,481
See Notes to Consolidated Financial Statements

Consolidated Statements of Changes in Net Assets
Neuberger Berman
	Next Generation Connectivity Fund Inc.
	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2024	October 31, 2023
Increase/(Decrease) in Net Assets Applicable to Common Stockholders:
From Operations (Note A):
Net investment income/(loss)	$(3,752,899)	$(5,128,574)
Net realized gain/(loss) on investments	70,943,748	(59,830,003)
Change in net unrealized appreciation/(depreciation) of investments	229,584,632	178,697,017
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	296,775,481	113,738,440
Distributions to Common Stockholders From (Note A):
Tax return of capital	(94,513,795)	(94,513,795)
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders	202,261,686	19,224,645
Net Assets Applicable to Common Stockholders:
Beginning of year	938,862,559	919,637,914
End of year	$1,141,124,245	$938,862,559
See Notes to Consolidated Financial Statements

Consolidated Statement of Cash Flows
Neuberger Berman
NEXT GENERATION CONNECTIVITY FUND INC.
For the Fiscal Year Ended October 31, 2024
Increase/(Decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Stockholders resulting from operations	$296,775,481
Adjustments to reconcile net increase in net assets applicable to Common Stockholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(1,161,434,998)
Proceeds from disposition of investment securities	1,204,490,062
Proceeds from options written, net	19,222,877
Purchase/sale of short-term investment securities, net	36,217,772
Increase in dividends and interest receivable	(203,114)
Increase in prepaid expenses and other assets	(2,976)
Increase in receivable for securities sold	(256,800)
Increase in payable for securities purchased	584,920
Net amortization/(accretion) of premium/(discount) on investments	(28,823)
Increase in payable to investment manager	153,753
Increase in payable to directors	816
Increase in payable to administrator	37,853
Increase in other accrued expenses and payables	45,051
Unrealized appreciation on investment securities of unaffiliated issuers	(236,484,612)
Unrealized appreciation on foreign currency translations	(52,858)
Unrealized depreciation on options contracts written	6,952,838
Net realized gain from transactions in investment securities of unaffiliated issuers	(41,243,537)
Net realized loss from settlement of foreign currency transactions	110,887
Net realized gain from expiration or closing of option contracts written	(29,811,098)
Net cash provided by (used in) operating activities	$95,073,494
Cash flows from financing activities:
Cash distributions paid on common stock	(94,745,599)
Effect of exchange rate changes on cash	(58,029)
Net cash provided by (used in) financing activities	$(94,803,628)
Net increase/(decrease) in cash	269,866
Cash:
Cash, foreign currency and restricted cash, if any, at beginning of year	491,809
Cash, foreign currency and restricted cash, if any, at end of year	$761,675
Supplemental disclosure
The following table provides a reconciliation of cash, foreign currency and restricted cash, if any, reported within the Consolidated Statement of Assets and Liabilities that sum to the total of such amounts shown on the Consolidated Statement of Cash Flows.
	October 31, 2024	October 31, 2023
Cash (Due to Custodian)	$110,961	$(112,218)
Foreign Currency	650,714	604,027
Cash, foreign currency and restricted cash, if any, at end of year	$761,675	$491,809
See Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements Next Generation Connectivity Fund Inc.
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Next Generation Connectivity Fund Inc. (the "Fund") was organized as a Maryland corporation on February 3, 2021 as a non-diversified, limited term closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund commenced operations on May 26, 2021. The Fund’s Board of Directors (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
To facilitate compliance with certain requirements necessary to maintain its status as a regulated investment company ("RIC"), the Fund formed NB A24 NBXG Blocker LLC (the "Blocker"), a Delaware limited liability company, to hold interests in certain private placements. The Blocker is a wholly owned subsidiary of the Fund and the Fund will remain its sole member.
As of October 31, 2024, the value of the Fund's investment in the Blocker was as follows:
Investment in Blocker	Percentage of Net Assets Applicable to Common Stockholders
$31,942,176	2.8%
2
Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the Blocker. All intercompany accounts and transactions have been eliminated in consolidation.
3
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund’s investments in equity securities, preferred stocks, and exchange-traded options written, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid quotations, or if quotations are not available, by methods that include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:
Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit-specific details, relevant listed bond and preferred stock prices and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available.
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time, on days the New York Stock Exchange ("NYSE") is open for business. Management has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time at which the Fund’s share price is calculated, Management has determined based on available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.
4
Foreign currency translations: The accounting records of the Fund and the Blocker are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Consolidated Statement of Operations.
5
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Consolidated Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which the Fund participated as a class member. The amount of such proceeds for the year ended October 31, 2024, was $506,483.
6
Income tax information: It is the policy of the Fund to qualify for treatment as a RIC by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed the Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.
For federal income tax purposes, the estimated cost of investments held at October 31, 2024 was $1,047,918,454. The estimated gross unrealized appreciation was $136,752,785 and estimated gross unrealized depreciation was $38,541,072 resulting in net unrealized appreciation in value of investments of $98,211,713 based on cost for U.S. federal income tax purposes.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of common stock of the Fund. For the year ended

October 31, 2024, the Fund recorded permanent reclassifications primarily related to net operating losses written off. For the year ended October 31, 2024, the Fund recorded the following permanent reclassifications:
Paid-in Capital	Total Distributable Earnings/(Losses)
$(4,646,291)	$4,646,291
The tax character of distributions paid during the years ended October 31, 2024, and October 31, 2023, was as follows:
Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2024	2023	2024	2023	2024	2023	2024	2023
$—	$—	$—	$—	$94,513,795	$94,513,795	$94,513,795	$94,513,795

As of October 31, 2024, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$—	$98,192,512	$(194,464,804)	$(790,258)	$(97,062,550)
The temporary differences between book basis and tax basis distributable earnings are primarily due to timing differences of fund level distributions and losses disallowed and/or recognized on wash sales and straddles.
To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2024, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
Capital Loss Carryforwards
Long-Term	Short-Term
$—	$190,777,178
During the year ended October 31, 2024, the Fund had utilized capital loss carryforwards of $46,739,943.
Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under current tax rules, the Fund may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended October 31, 2024, the Fund elected to defer the following late-year ordinary losses and post October capital losses:
Late-Year Ordinary Loss Deferral	Post October Capital Loss Deferral
$(3,317,053)	$—
The Blocker is taxed as a corporation under the U.S. Internal Revenue Code. As of October 31, 2024, the Fund had a gross deferred tax asset of $626,447 resulting from deferred interest expense, capital losses and net operating losses in the Blocker and a gross deferred tax liability of $2,404,923 resulting from appreciation of the underlying holding. As of October 31, 2024, the Blocker has a net deferred tax liability of $1,778,476.
7
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2024, there were no outstanding balances of accrued capital gains taxes for the Fund.
As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), the Fund may file tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). ECJ tax reclaims are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. If an ECJ tax reclaim is "more likely than not" to not be sustained, assuming examination by tax authorities, due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, then no amounts are included in the Consolidated Statement of Assets and Liabilities. Income recognized, if any, for ECJ tax reclaims would be included in "Interest and other income—unaffiliated issuers" in the Consolidated Statement of Operations and the cost to file these additional ECJ tax reclaims, if any, would be included in "Miscellaneous and other fees" in the Consolidated Statement of Operations.
8
Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the amount and stability of income received from its investments, the availability of capital gains and the level of other Fund fees and expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund’s distributions for the calendar year 2024 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable monthly distribution paid by the Fund.
On October 31, 2024, the Fund declared a monthly distribution to common stockholders in the amount of $0.1000 per share, payable on November 29, 2024 to stockholders of record on November 15, 2024, with an ex-date of November 15, 2024. Subsequent to October 31, 2024, the Fund declared a monthly distribution on November 29, 2024 to common stockholders in the amount of $0.1000 per share, payable on December 31, 2024 to stockholders of record on December 16, 2024, with an ex-date of December 16, 2024.
9
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.
10
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
11
Concentration of risk: The Fund’s investments will be concentrated in securities of issuers operating in one or more industries within the information technology and communication services groups of industries. Communication services companies may be subject to specific risks associated with legislative or regulatory changes, adverse market conditions, intellectual property use and/or increased competition. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. The economic fortunes of the companies held by the Fund may be significantly tied to next generation connectivity technologies. The focus of the Fund’s portfolio on a specific group of industries may present more risks than if its portfolio were broadly diversified over numerous industries and sectors of the economy.
12
Limited term and Eligible Tender Offer: The Fund has a limited term and intends to terminate on the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, which is currently anticipated to be May 26, 2033 (the "Stated Termination Date"); provided, that if the Board believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the Termination Date: (i) once for up to one year and (ii) once for up to an additional six months (in the event of any such extension, the termination date shall be referred to as the "Extended Termination Date" and the later of the Stated Termination Date and the Extended Termination Date is referred to as the "Termination Date"), in each case upon the affirmative vote of a majority of the Board and without the approval of common stockholders.
In addition, as of a date within twelve months preceding the Termination Date, the Board may cause the Fund to conduct a tender offer to all common stockholders to purchase common stock of the Fund at a price equal to the Fund’s NAV per share of common stock (an "Eligible Tender Offer"). The Board has established that, following an Eligible Tender Offer, the Fund must have at least $200 million of net assets to ensure the continued viability of the Fund (the "Termination Threshold"). In an Eligible Tender Offer, the Fund will offer to purchase all common stock held by each common stockholder; provided, that if the number of properly tendered shares of common stock would result in the Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no common stock will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date.
If the number of properly tendered shares of Common Stock would result in the Fund’s net assets equaling or totaling greater than the Termination Threshold, all common stock properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may eliminate the limited term structure of the Fund upon the affirmative vote of a majority of the Board and without the approval of common stockholders.
13
Derivative instruments: The Fund’s use of derivatives during the year ended October 31, 2024, is described below. Please see the Consolidated Schedule of Investments for the Fund’s open positions in derivatives at October 31, 2024. The disclosure requirements of ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.
Rule 18f-4 under the 1940 Act regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). Unless the Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.
Options: During the year ended October 31, 2024, the Fund used options written to generate current gains from option premiums and to enhance risk-adjusted returns.
Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund’s Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.
When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that the Fund has written expires unexercised, the Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.
At October 31, 2024, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:
	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Options written
Equity risk	—	$—	Option contracts written, at value	$(2,670,959)
The impact of the use of these derivative instruments on the Consolidated Statement of Operations during the year ended October 31, 2024, was as follows:
	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Options written
Equity risk	$29,811,098	$(6,952,838)

(a)	Net realized gain/(loss) on derivatives is located in the Consolidated Statement of Operations each under the caption, "Net realized gain/(loss) on:"

Options written	Expiration or closing of option contracts written

(b)	Change in net unrealized appreciation/(depreciation) is located in the Consolidated Statement of Operations each under the caption, "Change in net unrealized appreciation/(depreciation) in value of:"

Options written	Option contracts written
While the Fund may receive redeemable preference shares, rights and warrants in connection with its investments in securities, these preference shares, rights and warrants are not considered "derivative instruments" under ASC 815.
14
Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Consolidated Statement of Operations under the caption "Income from securities loaned—net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and the Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included in the Consolidated Statement of Assets and Liabilities under the caption "Investments in securities, at value—Unaffiliated issuers." The total value of securities received as collateral for securities on loan is included in a footnote following the Consolidated Schedule of Investments, but is not included within the Consolidated Statement of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.
During the year ended October 31, 2024, the Fund did not participate in securities lending.
15
Investments in private companies: Investments in private companies, including companies that have not yet issued securities publicly in an initial public offering, involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value. Private placements and other restricted securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.
16
Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers ("Officers") and directors ("Directors") are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.
Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:
The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at an annual rate of 1.00% of the Fund’s average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage, if any.
The Fund retains NBIA as its administrator under an Administration Agreement. The Fund pays NBIA an administration fee at an annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
The expenses of the Blocker are included in the total expenses on the Consolidated Statement of Operations. For the year ended October 31, 2024, the expenses of the Blocker amounted to $18,363.

Note C—Securities Transactions:
During the year ended October 31, 2024, there were purchase and sale transactions of long-term securities (excluding written option contracts) of $1,172,352,931 and $1,199,962,588, respectively.
During the year ended October 31, 2024, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Recent Accounting Pronouncement:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has elected to early adopt ASU 2022-03.

Financial Highlights
Next Generation Connectivity Fund Inc.
The following table includes selected data for a share of common stock outstanding throughout each fiscal period and other performance information derived from the Consolidated Financial Statements (Financial Statements for the reporting period ended October 31, 2021). Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding fiscal period.
	Year Ended October 31,			Period from May 26, 2021[a] to October 31,
	2024 [b]	2023 [b]	2022 [b]	2021
Common Stock Net Asset Value, Beginning of Year	$11.92	$11.68	$20.92	$20.00
Income/(Loss) From Investment Operations Applicable to Common Stockholders:
Net Investment Income/(Loss)[c]	(0.05)	(0.07)	(0.14)	(0.07)
Net Gains or (Losses) on Securities (both realized and unrealized)	3.82	1.51	(7.90)	1.39
Total From Investment Operations Applicable to Common Stockholders	3.77	1.44	(8.04)	1.32
Less Distributions to Common Stockholders From:
Net Investment Income	—	—	—	(0.02)
Tax Return of Capital	(1.20)	(1.20)	(1.20)	(0.38)
Total Distributions to Common Stockholders	(1.20)	(1.20)	(1.20)	(0.40)
Common Stock Net Asset Value, End of Year	$14.49	$11.92	$11.68	$20.92
Common Stock Market Value, End of Year	$12.54	$9.54	$9.62	$18.97
Total Return, Common Stock Net Asset Value[d]	34.32%[e]	14.63%	(38.45)%	6.74%[f]
Total Return, Common Stock Market Value[d]	45.25%[e]	11.39%	(44.09)%	(3.21)%[f]
Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders, End of Year (in millions)	$1,141.1	$938.9	$919.6	$1,647.7
Ratios are Calculated Using Average Net Assets Applicable to Common Stockholders
Ratio of Gross Expenses	1.37%	1.32%	1.30%	1.30%[g]
Ratio of Net Expenses	1.37%	1.32%	1.30%	1.30%[g]
Ratio of Net Investment Income/(Loss)	(0.34)%	(0.52)%	(0.94)%	(0.82)%[g]
Portfolio Turnover Rate	117%	31%	103%	81%[f]

See Notes to Financial Highlights

Notes to Financial Highlights Next Generation Connectivity Fund Inc.

a	The date investment operations commenced.
b	Consolidated financial highlights. See Note A in the Notes to Consolidated Financial Statements.
c	Calculated based on the average number of shares of common stock outstanding during each fiscal period.
d
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the
Fund's distribution reinvestment plan. Results represent past performance and do not indicate future results.
Current returns may be lower or higher than the performance data quoted. Investment returns will fluctuate and shares of common stock, when sold, may be worth more or less than original cost.

e	The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the year ended October 31, 2024.
f	Not annualized.
g	Annualized.

Report of Independent Registered Public Accounting Firm
To the Stockholders and Board of Directors of
Neuberger Berman Next Generation Connectivity Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Neuberger Berman Next Generation Connectivity Fund Inc. (the "Fund"), including the consolidated schedule of investments, as of October 31, 2024 and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended and the period from May 26, 2021 (commencement of operations) to October 31, 2021 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at October 31, 2024, the consolidated results of its operations and cash flows for the year then ended, the consolidated changes in net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the three years in the period then ended and the period from May 26, 2021 (commencement of operations) to October 31, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
December 26, 2024

Fund Investment Objectives, Policies and Risks
Investment Objectives and Policies
The Fund’s investment objectives are to provide capital appreciation and income. There can be no assurance that the Fund’s investment objectives will be achieved. The investment objectives and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the Fund’s Board of Directors without stockholder approval.
Under normal market conditions, the Fund will invest at least 80% of its total assets in equity securities issued by U.S. and non-U.S. companies, in any market capitalization range, that are relevant to the theme of investing in "NextGen Companies." The Fund considers "NextGen Companies" to be companies that, in Management’s view, demonstrate significant growth potential from the development, advancement, use or sale of products, processes or services related to the fifth generation mobile network and future generations of mobile network connectivity and technology ("NextGen Connectivity").
In selecting companies that Management believes are relevant to the Fund’s investment theme, Management seeks to identify companies that demonstrate certain economic characteristics, including: growth of earnings and/or sales, increases in research and development budgets, and increases in other operating expenses (e.g., sales, general and administrative expenses) related to NextGen Connectivity. In seeking to identify NextGen Companies that use NextGen Connectivity, Management seeks companies with products, processes or services that enable or are enabled by NextGen Connectivity (e.g., connected health care, including remote care and surgery, real-time automation of factories and product distribution centers, virtual reality enabled e-commerce, gaming and other media applications, autonomous vehicles and related connected mobility applications and smart home technology).
Management will utilize disciplined, fundamental, bottom-up securities analysis in an effort to identify those NextGen Companies that it believes are well-positioned to benefit from new business models, products or services related to NextGen Connectivity. Through its fundamental research Management will seek to identify companies with certain characteristics, including: (i) stock prices which appear undervalued relative to long-term cash flow growth potential; (ii) companies that are deemed industry leaders represented by high market share, pricing power, or superior technology and/or business models relative to peers or new entrants; (iii) companies that demonstrate potential for significant improvement in their businesses (e.g., top line growth greater than peers, margin expansion and/or increased cash flow generation); (iv) strong financial characteristics, including growth, margins, and/or capital returns and historic valuations on metrics such as price to cash flow, price to earnings or price to book value; and (v) proven management track records.
NextGen Companies may include companies operating in any industry, including, but not limited to internet software & services, interactive media & services, hardware, communications equipment, semiconductors and semiconductor equipment, media, internet retail, consumer discretionary, healthcare, industrials, diversified telecom services and wireless telecom services. The Fund will concentrate its investments in companies operating in one or more industries within the information technology and communication services groups of industries.
The Fund may invest in securities of U.S. and foreign (non-U.S.) companies, including companies located in emerging markets, of any market capitalization. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds, and equity interests in real estate investment trusts. From time to time, the Fund may invest in shares of companies through initial public offerings ("IPOs"). The Fund may also invest in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), pre-IPO securities, illiquid securities and securities in which no secondary market is readily available, including those of private companies. The Fund currently anticipates that any investments in pre-IPO securities would be in those issued by private companies that Management believes may seek to conduct an initial public offering within two years of the Fund’s investments. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended. Under normal market conditions, the Fund will not invest more than 25% of its total assets in illiquid securities. Foreign securities in which the Fund may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.
The Fund may invest up to 20% of its total assets in equity securities issued by companies that are not NextGen Companies, as well as in debt securities from any type of issuer and credit rating, including non-investment grade securities (commonly referred to as "junk" or "high yield" securities).
As part of its investment strategy, the Fund intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio and writing (selling) other call and put options on individual common stocks, which may include uncovered call and put options, and, to a lesser extent, writing (selling) call and put options on indices of securities and sectors of securities. This options writing strategy is intended to generate current gains from options premiums and to enhance the Fund’s risk-adjusted return potential. The Fund’s risk-adjusted return potential factors in the expected amount of investment risk the Fund may be exposed to from its investments. A substantial portion of the options written by the Fund may be over-the-counter options. There is no guarantee that the Fund’s options writing strategy will be successful and/or that the Fund will generate a consistent or specific amount of investment income. The Fund may distribute short-term capital gain and/or return of capital to stockholders in an effort to maintain a level distribution. A return of capital is a distribution by the Fund that exceeds the Fund’s current and accumulated earnings and profits and which represents a return of a common stockholder’s original investment. To the extent a distribution paid by the Fund represents a return of capital, a common stockholder’s cost basis in Fund shares will be reduced, which will increase a capital gain or reduce a capital loss upon sale of those shares. There is no guarantee that the Fund will employ its options writing strategy at all times and under all market conditions.
The Fund may initially write put and call options, the notional amount of which the Fund currently intends would be approximately 10% to 40% of the Fund’s total assets, although this percentage may vary from time to time with market conditions. The notional amount represents the economic exposure provided by the put and call options and represents the number of shares included in the put and call options multiplied by the exercise price. As the Fund writes covered call options over more of its portfolio, its ability to benefit from capital appreciation on the underlying securities may become more limited, and the Fund will lose money to the extent that it writes covered call options and the securities on which it writes these options appreciate above the exercise price of the option and the options are exercised. Therefore, over time, Management may choose to decrease its use of a covered call options writing strategy to the extent that it may negatively impact the Fund’s ability to benefit from capital appreciation. The number of covered put and call options on securities the Fund can write is limited by the total assets the Fund holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock. The Fund will also lose money if the price of a security or index on which the Fund has written an uncovered, or "naked", call or put option appreciates above the option’s exercise price, in the case of a call option, or depreciates below the option’s exercise price, in the case of a put option, by an amount greater than the premium received for writing the option.
Risk Factors
This section contains a discussion of principal risks of investing in the Fund. The net asset value per share ("NAV") and market price of, and distributions paid on, the Fund’s shares of common stock will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objectives or that the Fund’s performance will be positive for any period of time. Each of the following risks, which are described in alphabetical order and not in order of importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations. The Fund may be subject to other risks in addition to those identified below.

Anti-Takeover Provisions Risk. The Fund’s Articles of Incorporation and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. By resolution of the Board, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act.
Closed-end Fund Risk. The Fund is a non-diversified, closed-end management investment company and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. The Fund’s Common Stock may trade at a discount to the Fund’s NAV.
Communication Services Companies Risk. Communication services companies may be subject to specific risks associated with legislative or regulatory changes, adverse market conditions, intellectual property use and/or increased competition. Communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain communication services companies may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Computer Software/Services Companies Risk. Computer software/services companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer software/services companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of computer software/services companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results.
Many computer software/services companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer software/services companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.
Derivatives Risk. Use of derivatives, such as options, is a highly specialized activity that can involve investment techniques, analysis and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Additional risks associated with certain types of derivatives are discussed below:
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.
Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent the Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.
Options. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If a strategy is applied at an inappropriate time or market conditions or trends are judged incorrectly, the use of options may lower the Fund’s return. There can be no guarantee that the use of options will increase the Fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options. An abrupt change in the price of an underlying security could render an option worthless. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility of the underlying instrument (known as implied volatility), which in turn are affected by the performance of the issuer of the underlying instrument, by fiscal and monetary policies and by national and international political and economic events. As such, prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors.
By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. When the Fund writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument and the strike price of the option. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that the Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.
Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.
Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.
Distributions Risk. There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio.
Dividend Risk. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. Changes in a company’s dividend policies may negatively impact the Fund. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise or fall, the prices of such securities may be impacted. During a broad market advance, securities that pay dividends may not appreciate as much as securities that do not pay dividends.
Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. When these expectations are not met or decrease, the prices of these stocks may decline, sometimes sharply, even if earnings showed an absolute increase. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously.
Industrial Products, Services and Equipment Company Risk. Industrial products, services and equipment companies can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
Internet Companies Risk. Investments in internet industry companies may be volatile. Internet companies are subject to intense competition, the risk of product obsolescence, changes in consumer preferences and legal, regulatory and political changes. They are also especially at risk of hacking and other cybersecurity events. In addition, it can be difficult to adequately capture what qualifies as an Internet company.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Limited Term and Eligible Tender Offer Risk. The Fund is scheduled to terminate on the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, which is currently anticipated to be May 26, 2033 (the "Stated Termination Date"); provided, that if the Board of Directors of the Fund (the "Board" or "Board of Directors") believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the termination date: (i) once for up to one year and (ii) once for up to an additional six months (in the event of any such extension, the termination date shall be referred to as the "Extended Termination Date" and the later of the Stated Termination Date and the Extended Termination Date is referred to as the "Termination Date") upon the affirmative vote of a majority of the Board of Directors and without the approval of common stockholders.
In addition, as of a date within twelve months preceding the Termination Date, the Board of Directors may cause the Fund to conduct a tender offer to all common stockholders to purchase common stock of the Fund at a price equal to the Fund’s NAV of common stock (an "Eligible Tender Offer"). The Board of Directors has established that, following an Eligible Tender Offer, the Fund must have at least $200 million of net assets to ensure the continued viability of the Fund (the "Termination Threshold"). In an Eligible Tender Offer, the Fund will offer to purchase all common stock held by each common stockholder; provided, that if the number of properly tendered shares of common stock would result in the Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no common stock will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date.

The Fund is not a so called "target date" or "life cycle" fund whose asset allocation becomes more conservative overtime as its target date, often associated with retirement, approaches. In addition, the Fund is not a "target term" fund whose investment objective is to return its original NAV on the termination date. The Fund’s investment objectives and policies are not designed to seek to return to investors that purchase common stock in this offering their initial investment of $20.00 per share of common stock on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase common stock after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer.
The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered shares of common stock would not result in the Fund’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no common stock will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on or before the Termination Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the number of tendered shares of common stock would result in the Fund’s net assets equaling or totaling greater than the Termination Threshold, the Board of Directors may eliminate the limited term structure of the Fund upon the affirmative vote of a majority of the Board of Directors and without a vote of common stockholders. Thereafter, the Fund will have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining common stockholders may not have another opportunity to participate in a tender offer or exchange their common stock for the then-existing NAV of common stock. Common stock of closed-end management investment companies frequently trade at a discount from their NAV and as a result remaining common stockholders may only be able to sell their common stock at a discount to NAV. Management may have a conflict of interest in recommending to the Board of Directors that the limited term structure be eliminated and the Fund have a perpetual existence.
In order to pay for common stock to be purchased in an Eligible Tender Offer or to liquidate the portfolio in connection with the Fund’s termination, the Fund will be required to sell its assets. As a result, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Fund could also cause market prices of such instruments, and hence the NAV and market price of the common stock, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses.
Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objectives. The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Termination Date. During such period(s), it is possible that the Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Fund’s ability to achieve its investment objectives and adversely impact the Fund’s performance and distributions to common stockholders, which may in turn adversely impact the market value of the common stock. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to common stockholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. The Fund does not limit its investments to securities having a maturity date prior to or around the Termination Date, which may exacerbate the foregoing risks and considerations. A common stockholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Termination Date.
If the Fund’s tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will be required to distribute to common stockholders. In addition, the Fund’s purchase of tendered common stock pursuant to a tender offer will have tax consequences for tendering common stockholders and may have tax consequences for non-tendering common stockholders. The purchase of common stock by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering common stockholders. All common stockholders remaining after a tender offer may be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered common stock. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Fund to trade at a wider discount to NAV than it otherwise would. Such reduction in the Fund’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, common stockholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase common stock that is tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining common stockholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the common stock prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for common stockholders retaining an investment in the Fund following an Eligible Tender Offer.
In connection with its termination, the Fund may distribute the proceeds from the disposition of portfolio securities in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon a termination, it is anticipated that the Fund will have distributed substantially all of its net assets to common stockholders, although securities for which no market exists, securities trading at depressed prices, if any, and assets recovered following termination may be placed in a liquidating trust. common stockholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.
Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.
Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities and may grow at a slower rate. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, less publicly available information, less stable earnings, and limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile, which at times can be rapid and unpredictable, and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector, during market downturns, by adverse publicity and investor perceptions, by interest rate changes and by government regulation.

Market Premium/Discount Risk. The market price of the Fund’s common stock will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for shares on the secondary market. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their NAV because the shares trade on the secondary market at market prices and not at NAV. Because the market price of the common stock will be determined by factors such as relative supply of and demand for the common stock in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common stock will trade at, below or above NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities.
Common stockholders bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s NAV than at the time of purchase.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Mid- and Large-Cap Companies Risk. At times, mid- and large-cap companies may be out of favor with investors. Compared to smaller companies, large-cap companies may be unable to respond as quickly to changes and opportunities and may grow at a slower rate. Compared to larger companies, mid-cap companies may depend on a more limited management group, may have a shorter history of operations, less publicly available information, less stable earnings, and limited product lines, markets or financial resources. The securities of mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns, by adverse publicity and investor perceptions, by interest rate changes and by government regulation.
Next Generation Connectivity and Emerging Technologies Investment Risk. Companies across a wide variety of industries, primarily in the technology sector, are exploring the possible applications of next generation mobile internet and connectivity technologies. The extent of such technologies’ versatility has not yet been fully explored. Consequently, the Fund’s holdings will include equity securities of operating companies that focus on or have exposure to a wide variety of industries. The economic fortunes of the companies held by the Fund will be significantly tied to next generation connectivity technologies. Currently, there are few public companies for which next generation connectivity technologies represent an attributable and significant revenue or profit stream, and such technologies may not ultimately have a material effect on the economic returns of companies in which the Fund invests.
Non-Diversified Fund Risk. The Fund is classified as non-diversified. As such, the percentage of the Fund’s assets invested in any single issuer or a few issuers is not limited as much as it is for a fund classified as diversified. Investing a higher percentage of its assets in any one or a few issuers could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting those issuers.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, processing and communications errors, counterparty and third-party disruptions or errors, systems and technology disruptions or failures, use of or integration of artificial intelligence ("AI"), or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality, including those related to critical functions. Cybersecurity incidents can result from deliberate attacks or unintentional events. AI has enhanced the ability of threat actors to amplify the potency, scale, and speed of deliberate cybersecurity attacks. It is not possible for Management or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its debt securities. For this reason, preferred securities are subject to greater credit, interest, and liquidation risk than debt securities, and the value of preferred securities will usually react more strongly than debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.
Private Companies and Pre-IPO Investments Risk. Investments in private companies, including companies that have not yet issued securities publicly in an initial public offering ("IPO") ("pre-IPO shares"), involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value. Compared to public companies, private companies may have a more limited management group and limited operating histories with narrower, less established product lines and smaller market shares, which may cause them to be more vulnerable to competitors’ actions, market conditions and consumer sentiment with respect to their products or services, as well as general economic downturns.
In addition, private companies may have limited financial resources and may be unable to meet their obligations. The Fund may only have limited access to a private company’s actual financial results and there is no assurance that the information obtained by the Fund is reliable. These companies may not ever issue shares in an IPO and a liquid market for their shares may never develop, which could adversely affect the Fund’s liquidity. If the company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investment to decrease significantly. Moreover, because securities issued by private companies are generally not freely or publicly tradable, the Fund may not have the opportunity to purchase, or the ability to sell, these securities in the amounts, or at the prices, the Fund desires.
Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Management has material non-public information, are securities that are subject to legal and/ or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.
Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing or changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks raised interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks recently began to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
Some countries, including the U.S., have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between countries and regions, including the U.S. and China, political or economic dysfunction within some countries or regions, including major producers of commodities, and dramatic changes in commodity and currency prices could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, if the U.S. dollar continues to be strong, it may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Regulators in the U.S. have proposed and adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly adopted regulations is not currently known. Additionally, it is not currently known whether any of the proposed regulations will be adopted. However, due to the scope of regulations being proposed and adopted, certain of these changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact performance.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences that may not be foreseen, may negatively impact certain issuers, industries and regions.

REITs and Other Real Estate Companies Risk. REITs and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; casualty or condemnation losses; changing social trends regarding working arrangements; or other economic, social, political, or regulatory matters affecting the real estate industry. REITs also are dependent upon the skills and creditworthiness of their managers, subject to heavy cash flow dependency or self-liquidation and generally are not diversified. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net investment income and net realized gains under the Internal Revenue Code of 1986, as amended, ("Code") or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. REITs and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.
Regulated Investment Company Status. The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to stockholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate stockholders and (ii) for the dividends received deduction ("DRD") in the case of corporate stockholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gain, pay substantial taxes and interest, and make certain distributions.
Risks Associated with the Fund’s Options Strategy. The ability of the Fund to generate current gains from options premiums and to enhance the Fund’s risk-adjusted returns is partially dependent on the successful implementation of its options strategy. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
Risks of Writing Options. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In other words, as the Fund writes covered calls over more of its portfolio, the Fund’s ability to benefit from capital appreciation becomes more limited.
If the Fund writes call options on individual securities or call options on an index that includes securities, in each case, that are not in the Fund’s portfolio or that are not in the same proportion as securities in the Fund’s portfolio, the Fund may experience loss if the price of the security or index increases above the exercise price of the option plus the premium received for writing the option. This loss, theoretically, could be unlimited, since the Fund assumes the risk of a theoretically unlimited increase in the value of the individual security, index or basket of securities above the exercise price of the option written by the Fund. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligations and the necessary securities may be unavailable for purchase. In addition, the purchase of securities to satisfy the exercise of a call option can cause the price of the underlying securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. Additionally, volatility in the market for equity securities, which has been dramatically increased recently for certain stocks, can meaningfully increase the risk of loss associated with options.
When the Fund writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Sector Risk. In addition to the Fund’s policy regarding concentration in the information technology and communication services groups of industries, from time to time, based on market or economic conditions, the Fund may have significant positions in one or more other sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector or sub-sectors, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Semiconductor Companies Risk. The Fund is subject to the risk that market or economic factors impacting semiconductor companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of semiconductor companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Semiconductor companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, semiconductor companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Shareholder Activism Risk. Shareholder activism can take many forms, including making public demands that the Fund consider certain alternatives, engaging in public campaigns to attempt to influence the Fund’s governance and/or management, commencing proxy contests in an effort to elect the activists’ representatives or others to the Fund’s Board of Directors or to seek other actions such as a tender offer or Fund liquidation, and commencing litigation. Shareholder activism arises in a variety of situations and has been increasing in the closed-end fund space recently, including litigation challenging closed-end fund defenses. Due to the potential volatility of the Fund’s common stock market price and for a variety of other reasons, the Fund may in the future become the target of shareholder activism. Shareholder activism could result in substantial costs and divert Management’s and the Fund’s Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist shareholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism. Shareholder activists seek short-term actions that can increase Fund costs per share and be detrimental to other stockholders.
Smaller Capitalization Company Risk. At times, small-cap companies may be out of favor with investors. Compared to larger companies, smaller capitalization companies may depend on a more limited management group, may have a shorter history of operations, less publicly available information, less stable earnings, and limited product lines, markets or financial resources. The securities of small-cap companies are often more volatile, which at times can be rapid and unpredictable, and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector, during market downturns, by adverse publicity and investor perceptions, by interest rate changes and by government regulation.
Technology Company Risk. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, short product cycles, falling prices and profits, government regulation, lack of standardization or compatibility with existing technologies, intense competition, aggressive pricing, dependence on copyright and/or patent protection and/or obsolete products or services.
Telecommunications Company Risk. Telecommunications companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, significant capital expenditures, heavy debt burdens and rapid obsolescence of products and services due to product compatibility or changing consumer preferences, among other things.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Value Stock Risk. Value stocks are those stocks whose stock prices, whether based on earnings, book value, or other financial measures, do not reflect their full economic opportunities. Value stocks may remain undervalued for extended periods of time, may decrease in value during a given period, may not ever realize what the portfolio management team believes to be their full value, or the portfolio management team’s assumptions about intrinsic value or potential for appreciation may be incorrect. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions or investor preferences.

Distribution Reinvestment Plan for the Fund
Equiniti Trust Company, LLC (the "Plan Agent") will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then-current shares of the Fund’s common stock ("Shares") are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.
Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will, except as described in the next paragraph, receive such dividends and distributions in additional newly issued Shares, including fractional Shares acquired by the Plan Agent from the Fund and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. The Fund’s initial stockholder has approved the Fund issuing new Shares at times when the NAV exceeds the market price per Share. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.
Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, and the Fund has not determined to issue new Shares, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.
For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.
The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.
The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.
Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.
The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.
These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.
Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, including how to change your distribution option from the Plan to cash distributions, or vice versa, contact your broker or, if you own Shares directly, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at P.O. Box 10027, Newark, NJ 07101-3027 or online at https://equiniti.com/us/ast-access/individuals/.

Directory
Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
877.461.1899
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Equiniti Trust Company, LLC
48 Wall Street, Floor 23
New York, NY 10005
Shareholder Services 866.227.2136
Plan Agent
Equiniti Trust Company, LLC
P.O. Box 10027
Newark, NJ 07101-3027

Overnight correspondence should be sent to:
Equiniti Trust Company, LLC
55 Challenger Road 2nd Floor
Ridgefield Park, NJ 07660
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Directors and Officers
The following tables set forth information concerning the Directors and Officers of the Fund. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Fund’s Statement of Additional Information includes additional information about the Directors as of the time of the Fund’s most recent public offering and is available upon request, without charge, by calling (877) 461-1899.
Information about the Board of Directors
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
CLASS I
Independent Directors
Marc Gary (1952)	Director since 2021
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, The
Jewish Theological Seminary,
2012 to 2020; formerly,
Executive Vice President and
General Counsel, Fidelity
Investments, 2007 to
2012; formerly, Executive
Vice President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
50
Director, Jewish Federation
of Atlanta, since 2023;
Director, Israel Policy Forum,
since 2023; Director, JCC of
Westchester, since 2022;
Director, Jewish Democratic
Counsel of America, since
2022; Chair and Director,
USCJ Supporting
Foundation, since 2021;
Director, UJA Federation of
Greater New York, since
2019; Trustee, The Jewish
Theological Seminary, since
2014; Director, Lawyers
Committee for Civil Rights
Under Law (not-for-profit),
since 2005; formerly,
Director, Jewish Federation
of New York, 2017 to 2023;
formerly, Director, Legility,
Inc. (privately held for-profit
company), 2012 to 2021;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
Martha C. Goss (1949)	Director since 2021
Formerly,
President, Woodhill Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to 1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
50
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), 1987 to 1996
and 2003 to 2019; Trustee
Emerita, Brown University,
since 1998; Director,
Museum of American
Finance (not-for-profit), since
2013; formerly,
Non-Executive Chair and
Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director, Foster
Wheeler Manufacturing,
1994 to 2004; formerly,
Director, Dexter Corp.
(Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies), 1992 to
2001.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
Michael M. Knetter (1960)	Director since 2021	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50
Director, 1WS Credit Income
Fund, since 2018; Board
Member, American Family
Insurance (a mutual
company, not publicly
traded), since March 2009;
formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
CLASS II
Independent Directors
Michael J. Cosgrove (1949)	Director since 2021	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	50
Member of Advisory Board,
Burke Neurological Institute,
since 2021; Parish Councilor,
St. Pius X, since 2021, and
Treasurer, since
2020; formerly, Director,
America Press, Inc.
(not-for-profit Jesuit
publisher), 2015 to 2021;
formerly, Director, Fordham
University, 2001 to 2018;
formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

Ami Kaplan (1960)	Director since 2023	Formerly, Partner, Deloitte LLP, 1982 to 2023, including Vice Chair, 2017 to 2020; formerly, President and Board Chair, Women’s Forum of New York, 2014 to 2016.	50	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
Deborah C. McLean (1954)	Director since 2021	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	50
Board Member, The
Maritime Aquarium at
Norwalk, since 2020; Board
Member, Norwalk
Community College
Foundation, since 2014;
formerly, Dean’s Advisory
Council, Radcliffe Institute
for Advanced Study, 2014 to
2023; formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

George W. Morriss* (1947)	Director since 2021	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	50
Director and Audit Chair,
1WS Credit Income Fund,
since 2018; Director and
Chair, Thrivent Church Loan
Income Fund, since 2018;
formerly, Trustee, Steben
Alternative Investment
Funds, Steben Select
Multi-Strategy Fund, and
Steben Select Multi-Strategy
Master Fund, 2013 to 2017;
formerly, Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Paul M. Nakasone (1963)	Director since 2024	Formerly, Director, National Security Agency, 2018 to 2024; formerly, Commander, U.S. Cyber Command, 2018-2024.	50	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
CLASS III
Independent Directors
Tom D. Seip (1950)	Director since 2021; Chair of the Board since 2021	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; formerly, Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; formerly, Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

Franklyn E. Smith (1961)	Director since 2023	Formerly, Partner, PricewaterhouseCoopers LLP, 1989 to 2021.	50	Director, Zurich American Insurance Company, Zurich American Life Insurance Company and Zurich American Life Insurance Company of New York, since 2023.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
Director who is an "Interested Person"
Joseph V. Amato** (1962)	Chief Executive Officer and President since 2021; Director since 2021
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA, since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
("LBHI") Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
("LBI"), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, ten
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
50
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
The Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. The Class I, Class II and Class III Directors shall serve until the Annual Meeting of

Stockholders held in 2027, 2025 and 2026, respectively, and then until each third Annual Meeting of Stockholders thereafter, or until their successors have been duly elected and qualified.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Mr. Morriss will retire from his position as a Director of the Fund effective December 31, 2024.
**
Indicates a Director who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Fund by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Fund
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President and Secretary since 2021
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President, Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, twenty-eight registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2021
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012 and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2021
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten
registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2021 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002); Interim Chief Compliance Officer since 2024
General Counsel, Mutual Funds, since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016; Counsel,
2007 to 2015; Senior Vice President, 2013 to 2016; Vice President, 2009
to 2013; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-eight registered investment companies for which NBIA acts as investment manager and/or
administrator.

Sheila R. James (1965)	Assistant Secretary since 2021
Senior Vice President, Neuberger Berman, since 2023 and Employee since
1999; Senior Vice President, NBIA, since 2023; formerly, Vice President,
Neuberger Berman, 2008 to 2023; Assistant Vice President, Neuberger
Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary,
twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer and Vice President since 2021
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer, Mutual Funds, and Managing Director, NBIA, since 2015; formerly,
Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President,
NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Anthony Maltese (1959)	Vice President since 2021
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2021
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2021
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or
administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2021
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
NBIA, since 2007 and Employee since 1993; formerly, Senior Vice
President, Neuberger Berman, 2007 to 2021; formerly, Vice President,
Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to
2005; Treasurer and Principal Financial and Accounting Officer, ten
registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2021
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
Pursuant to the Bylaws of the Fund, each officer elected by the Directors shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Directors and may be removed at any time with or without cause.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The portfolio holdings information on Forms N-PORT are available upon request, without charge, by calling 800-877-9700 (toll-free).

Report of Votes of Stockholders
The Annual Meeting of Stockholders was held on August 16, 2024 to consider and vote on the election of three Class I Directors to serve until the Annual Meeting of Stockholders in 2027, or until their successors are elected and qualified. No nominee received the required number of votes to be re-elected or elected to the Board. Marc Gary, Martha C. Goss, and Michael M. Knetter, incumbent Class I Directors, will continue to serve as Class I Directors until their successors have been duly elected and qualified. The Class II Directors (which include Michael J. Cosgrove, Ami G. Kaplan, Deborah C. McLean and George W. Morriss) and the Class III Directors (which include Joseph V. Amato, Tom D. Seip, and Franklyn E. Smith) continue to hold office until the Annual Meeting of Stockholders in 2025 and 2026, respectively, or until their successors are elected and qualified. In addition, Paul M. Nakasone joined the Board in September 2024.
To elect three Class I Directors to serve until the Annual Meeting of Stockholders in 2027 or until their successors are elected and qualified.
Shares of Common Stock	Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
Marc Gary	8,062,838	—	4,696,477	—	—
Martha C. Goss	8,031,841	—	4,727,476	—	—
Michael M. Knetter	8,082,708	—	4,676,610	—	—
Paul Kazarian	21,731,958	329,700	40,475	—	—

Board Consideration of the Management Agreement
On an annual basis, the Board of Directors (the "Board" or "Directors") of Neuberger Berman Next Generation Connectivity Fund Inc. (the "Fund"), including the Directors who are not "interested persons" of the Fund or of Neuberger Berman Investment Advisers LLC (with its affiliates, "Management"), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Directors"), considers whether to continue the Fund’s management agreement with Management (the "Agreement"). Throughout the process, the Independent Fund Directors are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 26, 2024, the Board, including the Independent Fund Directors, approved the continuation of the Agreement for the Fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the Fund and its stockholders; (ii) a comparison of the Fund’s performance, fees and expenses relative to its benchmark, various peers or similar accounts, as applicable; (iii) the costs of the services provided by, and the estimated profit or loss to, Management from its relationships with the Fund; (iv) any apparent or anticipated economies of scale in relation to the services Management provides to the Fund and whether any such economies of scale are shared with Fund stockholders; and (v) any "fall-out" benefits likely to accrue to Management and its affiliates from their relationship with the Fund.
In evaluating the Fund’s Agreement, the Board, including the Independent Fund Directors, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Directors and Independent Counsel, which the Contract Review Committee annually considers and updates. It also met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to allow Management additional time to respond to any questions the Independent Fund Directors may have on their initial review of the materials and that for Independent Fund Directors to consider those responses.
In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value and common stock market prices, portfolio risk, and information regarding share price premiums and/or discounts. The Board established the Contract Review Committee, which is comprised solely of Independent Fund Directors, to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process.
The Independent Fund Directors received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Directors met with Independent Counsel separately from representatives of Management.
Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and Fund stockholders. The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and in connection with the annual contract review.
This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Director may have attributed different weights to the various factors. Additionally, the information and factors considered, and weight placed on any particular information or factor may change over time. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, Fund stockholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, capabilities, and succession plans of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board also considered Management’s long history and experience in managing and operating closed-end funds, such as the Fund, including experience monitoring and assessing discounts and premiums (including the potential impact of distribution rates and yields thereon) and complying with securities exchange requirements. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management’s policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management’s use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Fund’s investments and those of other funds or accounts managed by Management.
The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing regulatory initiatives of the U.S. Securities and Exchange Commission and other regulators. In addition, the Board recognized that Management implements the Fund’s option strategy, on which it does not receive any additional fees, and that the Fund does not currently utilize leverage through borrowing money or issuing debt securities or preferred shares, on which Management typically would receive additional fees for managing the assets acquired with such leverage. The Board also considered the various notable initiatives and projects Management performed in connection with its closed-end fund product line, including continued communication efforts with stockholders. The Board also considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor to the Fund, for which it is entitled to reasonable compensation. The Board also considered that Management’s responsibilities include continual management of investment, operational, cybersecurity, enterprise, valuation, liquidity, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk. In addition, the Board noted that when Management launches a new fund, it assumes entrepreneurial risk with respect to that fund.
The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Fund’s various outside service providers, including its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund and the ability to plan for succession. The Board also noted that Management actively monitors any discount from net asset value per share at which the Fund’s common stock trades and evaluates potential ways to mitigate the discount and potential impacts on the discount, including the level of distributions and resulting distribution rates that the Fund pays both on an absolute basis and relative to its peer funds. The Board likewise took into account that Management monitors, to the extent information is publicly available, events that may disrupt the Fund’s long-term investment program.
Fund Performance
The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund’s performance, along with its fees and other expenses, to various peers, including a group of industry peers ("Expense Group") and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Board considered the Fund’s performance and fees in light of the limitations inherent in the consulting firm’s methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the number of funds included in the Expense Group and Performance Universe. In this regard, the Board recognized that the number of closed-end funds pursuing similar strategies with the same investment classification and/or objective as the Fund has decreased over time. The Board also recognized the limitations inherent in comparing the Fund’s performance to a benchmark index due to the Fund’s pursuit of an investment strategy that is not tied directly to an index. The Board also recognized the inherent limitations in comparing performance of peer funds utilizing leverage in light of, among other things, the impacts due to the level and type of leverage utilized and when peer funds entered into their leverage arrangements (which can impact pricing and, therefore, cost and performance). The Board also considered the premium/discount levels at which peer funds traded along with the distribution rates and yields of those funds versus the Fund.
With respect to investment performance, the Board considered information regarding the Fund’s short-term performance, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of its Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.
The Performance Universe referenced in this section was identified by the consulting firm, as discussed above. In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which the Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.
The Board considered that, based on performance data for the period ended March 31, 2024: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-year period; and (2) as compared to its Performance Universe, the Fund’s performance ranked fourth out of five funds for the 1-year period. The Board also considered that for the 7-month period ending July 31, 2024, the Fund ranked in the second quintile of its Lipper peer category. The Board considered that the Fund had limited performance history as it was launched in May 2021 and also considered the market environment since inception. In addition, the Board took into account Management’s representations regarding the challenge of comparing the Fund to competitors due to the limited number of funds with comparable strategies.
The Board identified the Fund as having underperformed in certain of these comparisons to an extent, over a period of time, that the Board felt warranted additional inquiry, and discussed with Management the Fund’s performance, potential reasons for the relative performance, and steps that Management had taken, or intended to take, to improve performance. The Board’s Closed-End Funds Committee also met with representatives of the portfolio managers of the Fund during the 12 months prior to voting on the contract renewal to discuss the Fund’s performance, and distribution levels. The Board also considered Management’s responsiveness with respect to the relative performance. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. In this regard, the Board noted that performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it can determine to approve the continuation of the Agreement notwithstanding the Fund’s relative performance.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of the Fund’s management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences. In addition, the Board considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of the Fund. With this understanding, the Board also considered the impact of investment-related expenses and taxes on the total expenses of the Fund and the funds in the Expense Group that the consulting firm was able to identify. The Board also considered Management’s representations that there were certain characteristics of leverage that increased leverage expenses but provided benefits and value to stockholders that were not reflected in the Fund’s expense ratio. The Board also considered that, in comparison to certain other products managed by Management, including open-end funds, there are additional portfolio management challenges in managing closed-end funds such as the Fund, including those associated with less liquid holdings.
In determining to renew the Agreement, the Board took into account Management’s representations regarding the effect that the cost of leverage had on the Fund’s total expenses relative to its peers with different types and levels of leverage and noted Management’s efforts to ensure the Fund’s leverage arrangements were among the best available for a fund of its size and investment strategy and with its preferences regarding types and levels of leverage at the time the Fund entered into its leverage arrangements. In addition, the Board considered its Closed-End Fund Committee’s ongoing evaluation of the Fund, including the use of leverage and the specific leverage arrangements.
With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, actual management fee, total expenses and total expenses excluding the investment-related expenses and taxes identified by the consulting firm each ranked second out of three funds.
In concluding that the benefits accruing to Management by virtue of its relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses. (The Board also reviewed data on Management’s estimated profit on the Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board also considered profitability estimates that had taken into account the organizational and offering costs payable by Management when the Fund launched and factored in the amortization of those upfront structuring fees paid by Management over the expected term of the Fund. The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In addition, the Board engaged an independent accounting firm the prior year to review the profitability methodology utilized by Management when preparing this information and discussed with the accounting firm its conclusion that Management’s process for calculating and reporting its estimated profit was not unreasonable.
The Board further noted Management’s representation that its estimate of profitability is derived using a methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a closed-end fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on review, concluded that Management’s reported level of estimated profitability on the Fund was reasonable.
Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund and noted that there is little expectation that closed-end funds will show significant economies of scale. The Board considered that, as a closed-end investment company, the Fund does not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may experience asset growth through investment performance. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its stockholders.
Conclusions
In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and Fund stockholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management by virtue of its relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board’s conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Internal Sales & Services
877.461.1899
www.nb.com
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer for shares of the Fund.

W0226  12/24

(b) Not applicable.

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman Next Generation Connectivity Fund Inc. (“Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Absolute Return Multi-Manager Fund's Form N-CSR, Investment Company Act file number 811-21715 (filed January 6, 2025). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss and Deborah C. McLean. Mr. Cosgrove, Ms. Goss and Ms. McLean are independent directors as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm to the Registrant.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $53,300 and $53,300 for the fiscal years ended 2023 and 2024, respectively.
(b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2023 and 2024, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2023 and 2024, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2023 and 2024, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2023 and 2024, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $20,790 and $20,790 for the fiscal years ended 2023 and 2024, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with Internal Revenue Code and tax regulation requirements for fund investments.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2023 and 2024, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2023 and 2024, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2023 and 2024, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(d) All Other Fees
The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2023 and 2024, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2023 and 2024, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2023 and 2024, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2023 and 2024, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $20,790 and $20,790 for the fiscal years ended 2023 and 2024, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2023 and 2024, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.
(i) Not applicable.

(j) Not applicable.
Item 5. Audit Committee of Listed Registrants.
(a) The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Its members are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), Deborah C. McLean, and Paul M. Nakasone.

(b) Not applicable to the Registrant.

Item 6. Investments.
(a) The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
(b) Not applicable.
Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Not applicable to closed-end investment companies.
Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable to closed-end investment companies.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable to closed-end investment companies.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Not applicable to closed-end investment companies.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.
See the section titled “Board Consideration of the Management Agreement,” in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
As of October 31, 2024, the Board has delegated to Neuberger Berman Investment Advisers LLC (“NBIA”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of an independent third party.
NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.
In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
Item 13. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.

Timothy Creedon, CFA, is a Managing Director of NBIA. He has been a Portfolio Manager with the firm since 2011 and is the Director of Research for the Global Equity Research Department.
Hari Ramanan, is a Managing Director of NBIA. He has been a Portfolio Manager with the firm since 2019 and leads the investing activities for the firm’s research-centric core and thematic funds.
Yan Taw (YT) Boon, is a Managing Director of NBIA. He has been a Portfolio Manager with the firm since 2013 for the firm’s research thematic portfolios.

(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of October 31, 2024.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Timothy Creedon
Registered Investment Companies*	6	$3,512	-	-
Other Pooled Investment Vehicles**	20	$7,599	-	-
Other Accounts***	467	$3,335	1	$1,646
Hari Ramanan
Registered Investment Companies*	6	$3,512	-	-
Other Pooled Investment Vehicles**	19	$7,594	-	-
Other Accounts***	174	$2,676	1	$1,646
Yan Taw (YT) Boon
Registered Investment Companies*	1	$1,141	-	-
Other Pooled Investment Vehicles**	9	$5,100	-	-
Other Accounts***	19	$5	-	-

*	Registered Investment Companies include: Mutual Funds.
**
A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.

***	Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).

Conflicts of Interest (as of October 31, 2024)

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts.

The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund.  For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which the Fund it manages also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent the Fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the Fund to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the Funds may participate. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including the Fund, having similar or different objectives.  A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure).  Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts or funds, including the Fund.  Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Fund or other funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations, certain businesses within the Neuberger Berman organization (the “Firm”) will seek access to material non-public information.  For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information.  The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of the Firm’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that the Firm, including the Fund, may purchase or potentially limiting the ability of the Firm, including the Fund, to sell such securities or instruments. Similarly, where the Firm declines access to (or otherwise does not receive or share within the Firm) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, the Firm will endeavor to act fairly to its clients as a whole. The Firm reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.

NBIA and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
 (a)(3) Compensation (as of October 31, 2024)
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of either (i) fixed (salary) and variable (discretionary bonus) compensation but is more heavily weighted on the variable portion of total compensation, (ii) on a production model, whereby formulaic compensation is paid from the team compensation pool on a fixed schedule (typically monthly) or (iii) a combination of salary, bonus and/or production compensation. Compensation is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The amount allocated to individual portfolio managers is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  The percentage of pre-tax revenue a Portfolio Manager receives pursuant to any such arrangement will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participated in Neuberger Berman’s equity ownership structure, which was launched as part of the firm’s management buyout in 2009 and designed to incentivize and retain key personnel. We currently offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation Plan.  Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants.  Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, we cannot disclose individual restrictive covenant arrangements.

(a)(4) Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of October 31, 2024.
Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Timothy Creedon	A
Hari Ramanan	F
Yan Taw (YT) Boon	A
A = None B = $1-$10,000 C = $10,001 - $50,000 D =$50,001-$100,000	E = $100,001-$500,000 F = $500,001-$1,000,000 G = Over $1,000,000

(b) Not applicable.
Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.
Item 15.  Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which stockholders may recommend nominees to the Board.
Item 16. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The Fund did not engage in any securities lending activity during its most recent fiscal year.
(b)	The Fund did not engage in any securities lending activity and no services were provided by the securities lending agent to the Fund during its most recent fiscal year.
Item 18. Recovery of Erroneously Awarded Compensation.
Not applicable to the Registrant.
Item 19. Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Absolute Return Multi-Manager Fund's Form N-CSR, Investment Company Act file number 811-21715 (filed January 6, 2025).
(a)(2)	Not applicable to the Registrant.
(a)(3)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(4)	Not applicable to the Registrant.
(a)(5)	Not applicable to the Registrant.
(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman Next Generation Connectivity Fund Inc.
By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President
Date: January 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President
Date: January 6, 2025

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 6, 2025